                                                                      EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY


     We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Sarah W. Saunders, and each of them, our true and lawful attorneys with full power to (i) sign for us, and in our names in the capacities indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the 1999 Equity Incentive Plan, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.

SIGNATURE                          TITLE                                   DATE
---------                          -----                                   ----
                                   Director, Chairman and                  May 14, 1999
---------------------------        Chief Executive Officer
Samuel W. Bodman                   (principal executive officer)



/s/ Kennett F. Burnes              Director and President                  May 14, 1999
---------------------------
Kennett F. Burnes



/s/ Robert L. Culver               Executive Vice President and            May 14, 1999
---------------------------        Chief Financial Officer
Robert L. Culver                   (principal financial officer)


                                   Controller                              May 14, 1999
---------------------------        (principal accounting officer)
William T. Anderson



/s/ Jane C. Bradley                Director                                May 14, 1999
---------------------------
Jane C. Bradley



/s/ John S. Clarkeson              Director                                May 14, 1999
---------------------------
John S. Clarkeson

SIGNATURE                          TITLE                                   DATE
---------                          -----                                   ----


/s/ Arthur L. Goldstein            Director                                May 14, 1999
---------------------------
Arthur L. Goldstein



/s/ Robert P. Henderson            Director                                May 14, 1999
---------------------------
Robert P. Henderson



/s/ Arnold S. Hiatt                Director                                May 14, 1999
---------------------------
Arnold S. Hiatt



/s/ Gautam S. Kaji                Director                                May 14, 1999
---------------------------
Gautam S. Kaji



/s/ Roderick C.G. MacLeod          Director                                May 14, 1999
---------------------------
Roderick C.G. MacLeod



/s/ John H. McArthur               Director                                May 14, 1999
---------------------------
John H. McArthur



/s/ John F. O'Brien                Director                                May 14, 1999
---------------------------
John F. O'Brien



/s/ David V. Ragone                Director                                May 14, 1999
---------------------------
David V. Ragone



/s/ Charles P. Siess, Jr.          Director                                May 14, 1999
---------------------------
Charles P. Siess, Jr.

                                POWER OF ATTORNEY


     I, the undersigned director of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Sarah W. Saunders, and each of them, my true and lawful attorney with full power to (i) sign for me, and in my name in the capacity indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the 1999 Equity Incentive Plan, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.


SIGNATURE                          TITLE                         DATE
---------                          -----                         ----


/s/ John G.L. Cabot                Director                      May 24, 1999
---------------------------
John G.L. Cabot

                                POWER OF ATTORNEY


     I, the undersigned director of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Sarah W. Saunders, and each of them, my true and lawful attorney with full power to (i) sign for me, and in my name in the capacity indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the 1999 Equity Incentive Plan, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.


SIGNATURE                          TITLE                         DATE
---------                          -----                         ----


/s/ Lydia W. Thomas                Director                      May 24, 1999
---------------------------
Lydia W. Thomas

                                POWER OF ATTORNEY


     I, the undersigned director of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Sarah W. Saunders, and each of them, my true and lawful attorney with full power to (i) sign for me, and in my name in the capacity indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the 1999 Equity Incentive Plan, and any and all amendments thereto, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.


SIGNATURE                          TITLE                         DATE
---------                          -----                         ----


/s/ Mark S. Wrighton               Director                      May 24, 1999
---------------------------
Mark S. Wrighton